EXHIBIT 10v2

         Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement constituting Exhibit 10vl to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1993
         --------------------------------------------------------



                                   Name
                                   ----

                              Arnold Henson
                              Robert L. Plancher
                              John T. Ludes
                              Robert J. Rukeyser
                              Steven C. Mendenhall